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                                                                      EXHIBIT 24

                            NATIONAL TECHTEAM, INC.

                               POWER OF ATTORNEY

            REGISTRATION STATEMENT ON FORM S-3 (FILE NO. 333-10687)

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below hereby constitutes and appoints William F. Coyro, Jr. and Lawrence A. Mills, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or would do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

                   SIGNATURE                              TITLE                    DATE
  -------------------------------------------   -------------------------   -------------------
                                                Chairman,                         , 1996
  -------------------------------------------   Chief Executive Officer
             William F. Coyro, Jr.
                                                Chief Financial Officer,          , 1996
  -------------------------------------------   Treasurer and Director
               Lawrence A. Mills
               /s/ KIM A. COOPER                Director                    September 10, 1996
  -------------------------------------------
                 Kim A. Cooper
                                                Director                          , 1996
  -------------------------------------------
                Valerie Niemiec
                                                Director                          , 1996
  -------------------------------------------
               Wallace D. Riley
           /s/ RICHARD S. SOMERLOTT             Director                     September 4, 1996
  -------------------------------------------
             Richard S. Somerlott
                                                Director                          , 1996
  -------------------------------------------
             Leroy Wulfmeier, III